Exhibit 99.1

. MMMMMMMMMMMM PACIFIC INTERNATIONAL BANCORP, INC. MMMMMMMMMMMMMMM C123456789 IMPORTANT SPECIAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week! ADD 1 ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy. ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. MMMMMMMMM ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 1:00 AM, PST February 13, 2013. Vote by Internet Go to www.investorvote.com/PIBW Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — THE BOARD OF DIRECTORS OF PACIFIC INTERNATIONAL BANCORP, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE MERGER PROPOSAL IF NECESSARY For Against Abstain For Against Abstain 1. To approve the Agreement 2. To adjourn the special meeting to a later date or dates to and Plan of Merger, dated as of October 22, 2012, between permit further solicitation of proxies, in the event that BBCN Bancorp, Inc. and Pacific International Bancorp, Inc., sufficient votes for a quorum or to approve the Merger as it may be amended from time to time, and the merger Agreement are not present at the special meeting. described therein. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name exactly as printed on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please sign with full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM02B V 1510891 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — PACIFIC INTERNATIONAL BANCORP, INC. Special Meeting of Shareholders February 13, 2013 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Paul Sabado and/or Bonny Teernstra (with full power to act alone and to designate substitutes) proxies of the undersigned with authority to vote and act with respect to all shares of stock of Pacific International Bancorp, Inc. which the undersigned would be entitled to vote at the Special Meeting of Shareholders to be held on February 13, 2013 at 12:00 p.m, and any adjournments thereof, with all the powers the undersigned would possess if personally present. When properly executed, this Proxy will be voted as directed, but if no instructions are specified, this Proxy will be voted FOR the proposals. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS DIRECTED OR SPECIFIED AND IN THE DISCRETION OF THE NAMED PROXIES. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. (Continued, and to be signed and dated, on the reverse side)